                                                                   Exhibit 10.28
                                 LEASE AGREEMENT


                  THIS LEASE AGREEMENT ("LEASE") is made this 19th day of March, 2003, by and between Landlord and Tenant.

                  In consideration of the mutual covenants contained in this Lease, the Parties agree as follows:

                  ARTICLE 1. PARTICULAR DEFINED TERMS

                 As used in this Lease, the following terms shall have the following meanings:


                  1.1      The Basic Rent, during the term of this Lease, shall be as follows:

                           A.   Office (Units 109, 110 and 209) total rental area 15,084 square feet.
                                ---------------------------------------------------------------------

                                (1)  From the  Commencement  Date through the  expiration  date of the fifth year of the last of the rental  units  delivered to Tenant:
                                     $12.00  per  square  foot/absolutely  net per  month,  payable in advance, on the first (1st) day of each month of the term hereof.

                                (2)  From the  expiration  date of the  fifth  year of the last of the rental units  delivered to Tenant and five years  thence:  $13.20 per square  foot/absolutely net per month, payable in advance, on the first (1st) day of each month of the term hereof.

                           B.   Lab (Unit 210) total rental area 3,535 square feet.
                                ---------------------------------------------------

                                (1)  From the  Commencement  Date through the  expiration  date of the fifth year of the last of the rental  units  delivered to Tenant:
                                     $12.00  per  square  foot/absolutely  net per  month,  payable in advance, on the first (1st) day of each month of the term hereof.

                                (2)  From the  expiration  date of the  fifth  year of the last of the rental units  delivered to Tenant and five years  thence:  $13.20 per square  foot/absolutely net per month, payable in advance, on the first (1st) day of each month of the term hereof.

                           C.   Warehouse (Units 116, 117) total rental area 13,186 square feet
                                ---------------------------------------------------------------

                                 (1)  From the  Commencement  Date through the  expiration  date of the fifth year of the last of the rental  units  delivered to Tenant:
                                      $8.25  per  square  foot/absolutely  net per  month,  payable  in advance, on the first (1st) day of each month of the term hereof.

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                                 (2)  From the  expiration  date of the  fifth  year of the last of the rental units delivered to Tenant and five years thence: $9.08 per square  foot/absolutely net per month, payable in advance, on the first (1st) day of each month of the term hereof.


                  1.2 "Commencement Date" means the date on which the term of this Lease shall commence. The Commencement Date for each area defined in
Section 1.1 above shall be 30 days after the Completion Date.

                  1.3 "Completion Date" means the date on which all of the Tenant's Space is ready for occupancy for Tenant's intended use and a permanent certificate of occupancy has been issued.

                  1.4 "Termination Date" means the date which is ten (10) years after the Commencement Date of the last area as delivered to Tenant under
Section 1.1 above.

                  1.5 "Lease Term" means a period of time of ten (10) years beginning on the Commencement Date and ending on the Termination Date.

                  1.6 "Monthly Common Area Cost Installment" means the sum of $2.25 per square foot per month, initially, or such other amount as Landlord reasonably may from time to time fix during the Lease Term by serving written notice on Tenant of change of such amount. (This sum is an estimate only and may be revised when final costs are established for insurance, snow plowing and the like).

                  1.7 "Monthly Tax Installment" means the sum of $_______ per quarter, initially, or such other amount as the Landlord may from time to time fix during the Lease Term by serving written notice on Tenant of change of such amount. (To be established after completion of the Leasehold Premises. An estimated amount will be collected and paid until such time as the actual tax due the Township of Raritan is established.)

                  1.8 "Permitted Uses" means specifically general office use, laboratory and research facility, warehouse and light manufacturing, such uses to be consistent with the principal permitted uses in the I-2 Zone, pursuant to the Land Development Ordinances of the Township of Raritan.

                  1.9. "Leasehold Premises" means Building B, 25 Minneakoning Road, Raritan Township, New Jersey, in the Macedo Business Park.

                  1.10 "Tenant's Space" means a portion of the Leasehold Premises, as indicated by the highlighted areas of the floor plan attached to this Lease and marked as "Exhibit A", containing a gross rentable area, pursuant to As Built drawings, of 31,805 square feet.


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                  1.11 "Landlord"  means MACEDO BUSINESS PARK, II, L.L.C., a New
Jersey limited liability company.

                  1.12  "Tenant"   means  NOVADEL  PHARMA  INC.,  a  New  Jersey
corporation, its affiliates, successors and permitted assigns.

                  1.13 "Tenant's Notice Address" means the Leasehold Premises after the Commencement Date; and, before the Commencement Date, 31 Rt. 12, Flemington, NJ 08822..


                  1.14 "Tenant's Share" means a fraction, the numerator of which is the gross floor area of the Tenant's Space, and the denominator of which is the gross floor area of all rentable space in the Leasehold Premises, based on exterior dimensions (excluding any part of the Leasehold Premises used as a common area or common facility). The Tenant's Share is computed and fixed as of the date of this Lease as 40.7% (31,805/78060). Upon any bona fide change in the total rentable space in the Leasehold Premises, Landlord may, at Landlord's option, reasonably calculate and fix an adjusted fraction as the Tenant's Share and said adjusted fraction shall be effective for all purposes under this Lease as the Tenant's Share when Landlord serves notice thereof on Tenant.

                  1.15 Intentionally omitted.

                  1.16 This provision reserved.

                  1.17 "Security Deposit" means the sum equal to 12 month's rent subject to adjustment from time to time pursuant to Article 17.

                  ARTICLE 2. STANDARD DEFINED TERMS

                  As used in this Lease, the following terms shall have the following meanings:

                  2.1 "Additional Rent" means all amounts which Tenant is obligated to pay Landlord, pursuant to paragraph 4.3 in Article 4 of this Lease or any other amounts which become due, by virtue of the Lease Agreement.

                  2.2 "Common Area Costs" means the Landlord's reasonable gross costs of operating and maintaining the common areas and facilities of the Leasehold Premises, whether paid to third parties or to persons or entities controlled by or under common control with Landlord; if payments are made to persons or entities related to, controlled by or under common control of Landlord or persons related to Landlord's principals, such costs may not be in excess of what would have been charged by an unrelated party. Common Areas are all portions of the Leasehold Premises, except those areas which are leased to Tenants, or intended by



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Landlord  to be leased to Tenants or to be occupied by  Landlord.  Common  Areas include, but are not limited to, the parking areas owned, leased or otherwise provided by the Landlord at the Leasehold Premises, the public conveniences of
the  Leasehold  Premises,   and  all  other  areas  of  the  Leasehold  Premises
constructed, purchased or leased by Landlord which are intended by Landlord to be used in common by the Tenants of the Leasehold Premises or their customers, now and at any time during the Lease Term. Landlord's gross costs of operating and maintaining the Common Areas of the Leasehold Premises include, but are not limited to, all costs and expenses of operating, repairing, lighting, cleaning, painting, striping, policing and security (including the cost of uniforms and equipment), all employment taxes, insurance, including liability insurance for personal injury, death and property damage, insurance against fire, extended coverage, theft or other casualties, workman's' compensation insurance covering personnel, fidelity bonds for personnel, plate glass insurance for glass exclusively serving the area in which the common facilities are from time to time located; removal of snow, ice, and debris;; costs and expenses of inspecting, machinery and equipment used in the operation and maintenance of the common facilities and personal property taxes and comparable other charges incurred in connection with such equipment; costs and expenses of maintaining flowers, shrubbery and planters; management fees paid to the Leasehold Premises' manager and/or management company, with such fees not to exceed fees paid for comparable services in similar buildings in the area; clerical, bookkeeping and accounting fees, office supplies and equipment; sanitary and exterminating; the costs of maintaining and repairing exterior walls where necessary; maintenance and repair of drain pipes, electric, gas, water lines and sewer mains leading to and from the leased areas in the Leasehold Premises; costs and expenses, including engineering, architectural and other expert fees, and legal fees, in connection with all operations of common areas, including but not limited to costs of defense of claims for damages not covered by liability insurance security, maintenance, energy costs to heat ventilate and air condition areas in which the common facilities are, from time to time, located. Such costs and expenses shall not include insurance or depreciation.

                  2.3 "Consumer Price Index" means the Consumer Price Index (1982-1984=100) for all Urban Consumers (New York, New York-Northeastern New Jersey), published by the Bureau of Labor Statistics, United States Department of Labor, or successor or substitute index appropriately adjusted. In the event that the Consumer Price Index (or successor or a substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Consumer Price Index shall selected by Landlord.

                  2.4 This provision reserved.

                  2.5 "Monetary Default" means the failure of Tenant to pay Rent within Five (5) days after such payment is due.

                  2.6 "Non-Monetary Default" means any one of the omissions by Tenant specified in Article 5 of this Lease.

                  2.7 "Parties" means Landlord and Tenant.

                  2.8 "Rent" means Basic Rent and Additional Rent and any other amount which becomes due by virtue of this Lease Agreement.

                  2.9 "Rental Year" means any calendar year, from January through December, all or any part of which falls within the Lease Term.

                  2.10 "Security Deposit" means the equivalent of twelve (12) months' Basic Rent, subject to adjustment from time to time pursuant to Article 17.

                  2.11 "Taxes" means all real estate taxes which are levied or assessed by the lawful taxing authorities against the land, buildings, fixtures and improvements of the Leasehold Premises, including all municipal and county taxes, special and general, ordinary and extraordinary, assessments, water and sewer rents, charges for public utilities, excises, levies, license and permit fees and other government charges which shall be imposed upon or become due and payable or become lien upon the Leasehold Premises or any part of the Leasehold Premises, including the sidewalks and streets adjacent to the Leasehold Premises, by any federal, state, municipal, or other governmental or public authority under existing law or practice or under any future law or practice. The terms "Taxes" also means the cost of any contest or appeal, including attorney's fees and related costs, pursued by Landlord to reduce any tax or any assessment on which any tax or other charge referred to in this paragraph is based. Taxes also means any sales or other tax imposed in connection with the leasing or rental of the land, buildings, fixtures and improvements of the Leasehold Premises.

                  2.12 "Tenant's Share of Common Area Costs" means the amount of Common Area Costs for any Rental Year, or portion thereof, multiplied by the Tenant's share.

                  2.13 "Tenant's Share of Taxes" means the amount of Taxes for any Rental Year, or portion thereof, multiplied by the Tenant's share.

                  ARTICLE 3. DEMISE AND TERM

                  3.1 Landlord hereby leases the Tenant's Space to Tenant for the Lease Term, and Tenant hereby rents the Tenant's Space from Landlord for the Lease Term. In the event that one or more portions of the Tenant's Space become ready for occupancy prior to the Completion Date, Tenant may take possession of any or all of such portions and upon Tenant taking such possession Rent shall begin to accrue, based upon the square footage of such portions of the Tenant's Space so occupied by Tenant. Such occupancy by Tenant shall be subject to all of the terms and conditions of this Lease; however, the term of this Lease shall not be deemed to have commenced until the Commencement Date.

                  3.2 If Tenant is permitted access to the premises prior to the Commencement Date for the purpose of installing fixtures or any other purpose permitted by Landlord, such early entry will be at Tenant's sole risk and subject to all the terms and provisions of this Lease as though the Commencement Date has occurred, except for the payment of monthly Basic Rent and monthly Common Area Cost Installment and Real Estate Tax Installment amounts which will commence on the Commencement Date. Tenant, its agents or employees will not interfere with or delay Landlord's completion of construction of the improvements, if any, and all rights of Tenant under this provision will be subject to the requirements of all applicable building codes


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and  zoning  requirements.  Landlord  has the  right to impose  such  additional conditions on Tenant's early entry as Landlord, in its sole and reasonable discretion, deems appropriate, and will further have the right to require that Tenant execute an early entry agreement, containing such conditions, prior to tenant's early entry.

                  ARTICLE 3A. OPTION TO EXTEND TERM OF LEASE

                  3A.1 Tenant shall have two (2) respective options to extend the Lease Term from and including the day next following the last day of the Lease Term for successive extensions periods of five (5) years each. Each such period is referred to in this Lease as an "Extension Period". If Tenant elects to exercise any or all of the options to extend the term of the Lease for an Extension Period, the option shall be exercised in the following manner: not less than three (3) calendar months before the first Extension Period and six
(6) calendar months before the second Extension Period, and not more than twelve
(12) calendar months next prior to the first day of the Extension Period for which Tenant desires to exercise its option to extend the Lease Term, Tenant shall serve written notice on Landlord that Tenant thereby exercises the option to extend the Lease Term. Any attempt to exercise the option to extend the Lease Term which is not strictly in compliance with the procedure and during the time periods set forth in Article 3A shall be ineffective and void. The Tenant's right to exercise the foregoing options to extend the Lease Term is subject to the following conditions: (A) Tenant shall have exercised each and all of its options to extend the Lease for each prior Extension Period, if any; (B) Tenant shall be in actual occupancy of the Tenant's Space; and (C) Tenant shall not be in default under this Lease. If Tenant is in default under this Lease at the time Tenant attempts to exercise any option to extend the Lease Term, such attempt to exercise the option to extend the Lease Term shall be ineffective and void and any subsequent cure of the Tenant's default under this Lease shall not have the effect of making such attempted exercise of the option to extend the Lease Term effective.

                  3A.2 The Basic Rent to be paid for each month during the First Extension Period shall be increased in proportion to the percentage increase of the Consumer Price Index during the last five years of the initial Lease Term. For this purpose, the Consumer Price Index for the month in which the sixth anniversary of the Commencement Date falls shall be used as the Base Month. In order to determine the Basic Rent for the First Extension Period, the percentage increase in the Consumer Price Index from the Base Month to the second month prior to the month in which the First Extension Period commences shall be multiplied by the Basic Rent for the sixth through tenth years of the Lease Term and the result shall be added to such Basic Rent to determine the Basic Rent for the First Extension Period.. In no event shall the Basic Rent for the First
Extension Period be decreased below the Basic Rent payable at the end of the initial Lease Term.

                  3A.3 The Basic Rent to be paid for each month during the Second Extension Period shall be increased in proportion to the percentage increase of the Consumer Price Index during the First Extension Period. For this purpose, the Consumer Price Index for the month in which the First Extension Period commences shall be used as the Base Month. In order to determine the Basic Rent for the Second Extension Period, the percentage increase in the



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Consumer  Price Index from the Base Month to the second month prior to the month in which the Second Extension Period commences shall be multiplied by the Basic Rent for the First Extension Period and the result shall be added to such Basic Rent to determine the Basic Rent for the Second Extension Period.. In no event shall the Basic Rent for the Second Extension Period be decreased below the Basic Rent payable at the end of the First Extension Period.

                  ARTICLE 4. RENT

                  4.1 Tenant shall pay to the Landlord, when due, the Basic Rent and Additional Rent, without any prior demand by Landlord for such payment. Tenant acknowledges and agrees that Tenant's obligation to pay Rent to Landlord is an independent covenant under this Lease and shall not be subject to any set off or deduction of any kind or for any reason.

                  4.2 Tenant shall pay to the Landlord the Basic Rent in monthly installments in advance, on or before the first day of each calendar month during the Lease Term. If the Commencement Date falls on any date other than the first day of a calendar month, the Basic Rent for the initial calendar month shall be reduced, pro rata, based on the number of days of such month which are included within the Lease Term and such adjusted initial installment of Basic Rent shall be paid by Tenant to Landlord on the Commencement Date.

                  4.3.1 If Tenant fails to pay to Landlord any monthly installment of Basic Rent or Additional Rent under subparagraph 4.3.2 of this Lease within ten days after such payment becomes due, Tenant shall pay to Landlord, as Additional Rent (a) the sum of $50.00, or (b) an amount equal to $10.00 multiplied by the number of days after the due date until such payment is received by Landlord, or (c) 10 percent of the past due installment of Rent, whichever is greater. If any payment of Rent is tendered by Tenant to Landlord more than 10 days after the payment is due and such payment does not include the Additional Rent specified in this subparagraph 4.3.1., then Landlord may, at Landlord's option, (i) refuse to accept such partial payment, or (ii) accept such partial payment on account, thereby fully reserving Landlord's right to demand payment of such Additional Rent at any time within 2 years after the date of Landlord's acceptance of such partial payment and fully reserving all of Landlord's rights under this Lease with respect to a default by Tenant if Tenant subsequently fails to pay to Landlord such Additional Rent upon demand by Landlord made within 2 years after the date of Landlord's acceptance of such partial payment. Tenant acknowledges and agrees that Landlord's acceptance of such partial payment shall not be deemed to be a waiver by Landlord of Tenant's obligation to pay such Additional Rent upon demand by Landlord made at any time within 2 years after Landlord accepts such partial payment, unless Landlord specifically notifies Tenant in writing that Landlord has waived such obligation on the part of the Tenant.

                  4.3.2 Tenant shall pay to the Landlord, Tenant's Share of Common Area costs and Tenant's Share of Taxes for each Rental Year as follows:
(A) Tenant shall pay Landlord the Monthly Common Area Cost Installment, the Monthly Tax Installment and the Monthly Sewer Cost Installment in advance, on or before the first day of each calendar month during the Lease Term. The Monthly Common Area Cost Installment payments and the Monthly Tax Installment payments shall be applied by Landlord, on account, to Tenant's obligation to pay the Tenant's



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Share of Common Area Costs and the Tenant's Share of Taxes, respectively. If the
Commencement Date falls on any date other than the first day of a calendar month, the Monthly Common Area Cost Installment and the Monthly Tax Installment for the initial calendar month shall be reduced, pro rata, based on the number of days of such month which are included within the Lease Term and such adjusted initial Monthly Common Area Cost Installment and Monthly Tax Installment shall be paid by Tenant to Landlord on the Commencement Date. (B) Within 3 months after the end of each Rental Year, Landlord shall send to Tenant a statement setting forth the adjustment to Tenant's Share of Common Area Costs and the adjustment to Tenant's Share of Taxes for such Rental Year which remains unpaid after credit is allowed for the total of the Monthly Common Area Cost Installment payments and the Monthly Tax Installment payments made by Tenant and received by Landlord with respect to said Rental year.

                  4.3.2.a Tenant's share of real estate taxes shall be calculated by Landlord establishing the total real estate tax assessed against the property designated Block 16, Lot 16.09 on the current tax map for the Township of Raritan, Hunterdon County, New Jersey. Landlord will calculate the amount due on account of the real estate taxes by multiplying the total taxes billed by the Township of Raritan on the property by Tenant's share.

                  4.3.2.b Tenant hereby covenants and agrees that, in addition to the monthly rental set forth herein above, the Tenant will pay its equitable share of the sewer usage charge assessed against the property. Tenant acknowledge that the method used to calculate the sewer charge may change and that said charge may be based upon meter reading(s) or some other equitable method of calculation. Regardless of the method used to calculate the sewer charge payable by the Landlord for the Property, Tenant will pay its proportionate share thereof. The Tenant's proportionate share shall be determined in the same manner as set forth in Article 4.3.2.a unless another equitable method is determined initially, the sewer usage charge shall be based on "Tenant's Share."

                  4.3.3 Unless provided for elsewhere in this Lease, whenever Tenant requests Landlord to take any action or give any consent, required or permitted under this Lease, Tenant will reimburse Landlord for all of Landlord's reasonable third party costs incurred in reviewing the proposed action or consent, including, without limitation, attorney's engineers' architects', accountants' and other professional fees, as Additional Rent, within ten (10) days after Landlord's delivery to Tenant of a statement of such costs with such obligation to be capped at $250.00. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action. Payment by Tenant to Landlord of the amount set forth in said statement shall be due 20 days after said statement is served on Tenant. Tenant and Landlord acknowledge and agree that Tenant's obligation to pay the amount set forth in said statement shall be a continuing obligation and shall survive the expiration of the Lease Term and re-leasing of the Tenant's Space to another party.

                  ARTICLE 5. RIGHT OF FIRST REFUSAL

                  In the event any additional space becomes available for lease within Leasehold Premises or Building II of the Leasehold Premises or in premises that may be constructed by


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Landlord  (or  another  entity  owned in whole or in part by Jack  and/or  Cathy
Macedo) on lands contiguous to the Leasehold Premises and situated to the west thereof (collectively, the "Additional Premises"), or if Landlord determines to sell the Leasehold Premises, Tenant shall have a right of first refusal to lease space in the Additional Premises, or to purchase the Leasehold Premises if it is to be put up for sale, upon the terms and conditions set forth below.

                  A. Prior to leasing all or any part of the Additional Premises, or selling the Leasehold Premises, to any other person or entity, Landlord shall first offer the same to Tenant by written notice which shall describe (a) the additional space available, including the type of space and any minimum amount that must be leased, (b) the rent per square foot, (c) the proposed lease term, and (d) all other material financial terms and conditions, or in the case of a sale the price and terms on which it is to be offered for sale. Except as otherwise described in Landlord's written notice, the Lease for the additional space shall be in form and substance substantially similar to this Lease, subject to such amendments as are necessary to reflect the financial terms and conditions set forth in Landlord's notice. The written notice shall be delivered to Tenant by certified mail, return receipt requested.

                  B. In order to exercise the right, (a) in the case of a lease, Tenant shall deliver to Landlord written notice of Tenant's intention to lease the additional space, which notice shall specify the square footage and type of space to be leased; Tenant's notice shall be accompanied by a check in the amount of one months rent for the Additional Premises to be held by Landlord in partial payment of the security deposit for the additional space; or (b) in the case of a sale a written notice of Tenant's intention to purchase the Lease Premises on the terms offered, together with an earnest money deposit in the amount of $25,000 to be applied towards the deposit on the contract ultimately to be signed.

                  C. The notices required by this Article 5 shall be deemed to be delivered on the day of hand delivery or on the second day following the date of mailing.

                  D. If Tenant does not deliver to Landlord the notice required by subparagraph (B) within 20 days after delivery by Landlord of the notice specified in subparagraph (A) above, or if Tenant fails to execute a lease agreement for the additional space, or a contract to purchase the Leasehold Premises, as appropriate, within 60 days following delivery of Tenant's notice, Tenant shall be deemed to have waived all rights under this Article 5 and Landlord shall be free to lease the Additional Premises, or sell the Leasehold Premises, as appropriate, on the same or substantially similar terms and conditions to such other person or persons as Landlord may elect. Landlord shall only be obligated one time to the Tenant, as to the right of first refusal for said space, for any particular space. Should Tenant elect not to execute a lease agreement or contract to purchase for said space, Tenant's right of first refusal shall expire and be of no further force and effect, and any sums previously paid by Tenant to Landlord pursuant to sub-paragraph B, above, shall forthwith be returned to Tenant..

                  ARTICLE 6. ACTS OF DEFAULT BY TENANT

                  Tenant shall be in default under this Lease if:

                  6.1 Tenant fails to perform any covenant under this Lease, other than the covenant to pay Rent, within ten (10) days after Landlord serves on Tenant a notice which specifies Tenant's failure to perform such covenant and demands that Tenant cure the failure to perform such covenant. (If Tenant cannot, despite Tenant's efforts and diligence, perform such covenant within ten
(10) days after Landlord serves such notice on Tenant, and Tenant so notifies Landlord within said ten (10) day period, Tenant shall have such additional time to perform such covenant as may be reasonable necessary, provided that Tenant proceeds with diligence and uses its best efforts to cure the Tenant's failure to perform such covenant. If Tenant fails to notify Landlord within said ten
(10) day period that Tenant cannot perform such covenant, Tenant shall be conclusively deemed to have waived its right to have additional time in which to cure its failure to perform such covenant.)

                  6.2 Tenant shall be in default under this Lease if Tenant fails to replenish the Security Deposit in accordance with Article 17 of this Lease within ten (10) days after Landlord served notice on Tenant demanding such payment.

                  6.3 Tenant admits in writing its inability to pay its debts as they mature.

                  6.4 Tenant makes an assignment for the benefit of creditors or takes any other similar action for the protection or benefit of creditors.

                  6.5 Tenant files a voluntary petition in bankruptcy or is adjudicated bankrupt or insolvent.

                  6.6 Tenant files any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under present or future applicable federal, state or other statute or law relative to bankruptcy, insolvency or other relief for debtors.

                  6.7 A petition is filed against Tenant under the reorganization provisions of the bankruptcy laws of the United States and Tenant fails to have such petition discharged within thirty (30) days after the filing thereof.

                  6.8 At any time during the Lease Term after Landlord has notified Tenant that Tenant has habitually made late payment of Rent, Tenant fails to pay any installment of Rent within five (5) days after such installment is due. (Tenant shall be conclusively deemed to have made habitual late payment of Rent if monthly installments of Rent are not received within five (5) days after the due date for (a) any three (3) consecutive months, or (b) any four (4) months, whether consecutive or non consecutive, in any twelve (12) month period. If Tenant falls into habitually late status, and thereafter pays rent timely for 12 consecutive months, Tenant should be deemed to be out of that status.

                  ARTICLE 7. This provision reserved.

                  ARTICLE 8. COMPLIANCE WITH ENVIRONMENTAL LAWS

                  8.1 Tenant expressly covenants and agrees to comply fully with the provisions of the New Jersey Industrial Site Recovery Act (N.J.S.A. 13:1K-6, et seq.) and its regulations, before termination of the Lease (to the extent compliance is required because of Tenant's use or occupancy) or at any time that any action of the Tenant triggers the applicability of ISRA because of its occupancy or acts. In particular, the Tenant agrees that it shall comply with the provisions of ISRA in the event of any "closing, terminating or transferring" of Tenant's operations, as defined by and in accordance with the regulations. If evidence of such compliance is not delivered to the Landlord before surrender of the Tenant's Space by the Tenant to the Landlord, it is understood and agreed that the Tenant shall be liable to pay to the Landlord an amount equal to two times the monthly Base Rent then in effect, together with all applicable monthly Additional Rent from the date of such surrender until such time as evidence of compliance with ISRA has been delivered to the Landlord, and together with any costs and expenses incurred by Landlord in enforcing Tenant's obligations under this Paragraph. Evidence of compliance, as used herein, shall mean a "letter of non-applicability" issued by the New Jersey Department of Environmental Protection ("NJDEP"), an approved "negative declaration" or a "remedial action plan" which has been fully approved by NJDEP or other equivalent document as may then be prescribed by applicable regulations. Evidence of compliance shall be delivered to the Landlord, together with copies of all submissions made to the NJDEP, including all environmental reports, test results and other supporting documentation. In addition to the above, Tenant agrees that it shall cooperate reasonably with Landlord, but without cost to Tenant, in the event ISRA is applicable to any portion of the Leasehold Premises of which the Tenant's Space is a part that is not itself part of the Tenant's Space. In such case, Tenant agrees that it shall cooperate reasonably with Landlord in connection with any information or documentation which may be requested by the NJDEP without cost to Tenant. If any remediation of the property is required in connection with the conduct by Tenant of its business at the Leasehold Premises, Tenant expressly covenants and agrees that it shall be responsible for that portion of the remediation which is directly attributable to the Tenant's operation. Tenant hereby represents and warrants that its Standard Industrial Classification No. is 2834, and that Tenant shall not generate, manufacture, refine, transport, treat, store, handle or dispose of "hazardous substances" as the same are defined under ISRA and the regulations promulgated pursuant thereto, except in strict compliance with all applicable governmental rules, regulations and procedures. In no event shall Tenant be responsible for any remediation at the Property or Office Park unless resulting directly from Tenant's use and occupancy of the Property. If ISRA compliance becomes necessary at the Leasehold Premises due to any action or non-action on the part of Landlord or any third party, including but not limited to a change in ownership of the Leasehold Premises, a closing of operations, or a transfer of ownership or operations, then Landlord shall comply with ISRA and all requirements of the NJDEP (or its successor) at Landlord's own expense. Tenant hereby agrees that it shall promptly inform Landlord of any change in its SIC number and obtain Landlord's consent for any change in the nature of the business to be conducted in the Tenant's Space. The covenants in this Paragraph
8.1 shall survive the expiration or earlier termination of the Lease term.

                  8.2 Landlord shall be responsible for complying with any statute, ordinance, rule, order, regulation or requirement relating to improper construction of the building or property; or relating to any environmental matter that pre-dates Tenant's occupancy; or for which Tenant is not obligated under the provisions of Paragraph 8.1.

                  ARTICLE 9. NO WAIVER

                  9.1 Tenant and Landlord acknowledge and agree that Landlord's acceptance of any payment of Rent tendered by Tenant to Landlord shall not be deemed to constitute a waiver by Landlord of any Non-Monetary Default, or any Monetary Default, committed by Tenant prior to the tender and acceptance of such Rent payment. Tenant and Landlord acknowledge and agree that Landlord's acceptance of such payment of Rent shall not constitute a waiver by Landlord's of Landlord's rights under this Lease with respect to any Monetary Default or Non-Monetary Default which occurred prior to Landlord's acceptance of such payment, unless Landlord specifically notifies Tenant in writing that acceptance of such payment constitutes such a waiver.

                  9.2 No waiver of any breach of any covenant or condition of this Lease shall be construed to be a continuing waiver of such covenant or condition or any subsequent breach thereof.

                  ARTICLE 10. TIME OF THE ESSENCE

                  Tenant and Landlord acknowledge and agree TIME IS OF THE ESSENCE with regard to all deadlines, time periods for providing notice, time periods for performance of covenants, and other time limitations provided in this Lease. Tenant and Landlord acknowledge that the failure to perform any covenant of this Lease within the time required, or failure to give notice within the time required, shall be considered material and substantial.

                  ARTICLE 11. ASSIGNMENT

                  11.1 Except as otherwise  specifically provided herein, Tenant shall not voluntarily or involuntarily sell, assign, encumber, or otherwise transfer this Lease or any interest in this Lease; allow this Lease to be sold assigned, encumbered or otherwise transferred by operation of law or otherwise; sublet the Tenant's Space or any part of the Tenant's Space; lease concessions or license departments in the Tenant's Space; pledge, mortgage, or secure by other security instrument this Lease; or suffer any other person to occupy or use the Tenant's Space or any part of the Tenant's Space, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. No subletting, and no transfer or assignment of this Lease, whether voluntary or involuntary, by operation of law under legal process or proceedings, to or by a receiver or trustee in bankruptcy, insolvency or similar proceedings, or otherwise, shall be valid or effective without such prior written consent. Any subletting or assignment which occurs by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate or proprietary structure shall not require Landlord's consent.

                  11.2 Landlord's consent to one assignment or sublease shall not be deemed to waive the requirement that Tenant obtain Landlord's consent to any subsequent assignment or sublease.

                  11.3 Any request by Tenant for Landlord's consent to a specific assignment or sublease shall be in writing, accompanied by payment to Landlord in the amount of $500.00 to cover Landlord's administrative, overhead and legal costs in connection with review of such proposed assignment or sublease. Tenant's request for Landlord's consent shall include the following information: (A) the name and address of the proposed assignee or subtenant, (B) a copy of the proposed assignment or sublease, (C) such information as Landlord shall reasonably require regarding the business, character and financial responsibility of the proposed assignee or subtenant, including banking, financial or other credit information, (D) sufficient information as to the proposed use of the premises by the subtenant to allow Landlord to determine if such use is consistent with applicable zoning laws and regulations.

                  11.3.1 If Tenant believes that Landlord has violated the terms of this Lease or any applicable law by not consenting to any proposed assignment or subletting, Tenant's sole remedy will be to seek a declaratory judgment that the Landlord has violated the terms of this Lease or any applicable law by withholding its consent or an order of specific performance or mandatory injunction of Landlord's agreement to give its consent.

                  11.4 Any sale, assignment, encumbrance, subletting, transfer of possession of Tenant's Space to any third party, or other transfer of this Lease which does not comply with the provisions of this Article 11 shall be void and shall constitute a default under this Lease. Landlord's consent to any assignment or sublease will not be effective unless and until the following have been delivered to Landlord: (a) fully executed copy of the instrument of assignment or sublease and, (b) in the case of an assignment, a written instrument by which the assignee has assumed and agreed to perform all of Tenant's obligations under the lease; and (c) if this Lease has been guaranteed by a third party guarantor, the guarantor's written ratification of the assignment.

                  11.5 Landlord's acceptance of Rent or any other payment under this Lease from any party other than Tenant shall not be deemed to constitute consent by the Landlord to any sale, assignment, encumbrance, subletting, or other transfer of this Lease.

                  11.6 Without affecting any of Tenant's other obligations under this Lease, if Landlord consents to any assignment or sublease, Tenant shall pay to Landlord, as Additional Rent, twenty-five percent (25%) of the difference between (A) all sums or other economic consideration received by Tenant as a result of an assignment or subletting (other than payments attributable to the amortization over the Lease Term of the cost of leasehold improvements which are part of the assigned or sublet portion of the Tenant's Space and have been paid for by Tenant), whether or not denominated as rental under the assignment or sublease, less any brokerage commission, reasonable and customary out of pocket costs and expenses, including tenant fit up payable by Tenant on the sublease or assignment, and (B) all sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the Tenant's Space subject to such assignment or sublease). The sums payable under this Paragraph 11.6 shall be paid to Landlord as and when paid by any assignee or Subtenant to

Tenant. The provisions of this paragraph shall not apply to any sublease or assignment to an entity controlled by or under common control with Tenant.


                  ARTICLE 12. GOVERNMENTAL APPROVALS

                  12.1 Tenant shall, at Tenant's own cost and expense, obtain all federal, state, county, municipal and other government licenses, permits and approvals (including but not limited to certificates of occupancy) now or hereafter required, in connection with Tenant's occupancy of the Tenant's Space, or the termination, continuation, expansion, alteration or change of Tenant's business operations at the Tenant's Space. Tenant acknowledges and agrees that Landlord has made no warranty or representation as to whether the use for which Tenant is leasing the Tenant's Space is permitted, restricted, regulated, prohibited or otherwise affected by any law, ordinance or regulation. Tenant acknowledges and agrees that this Lease is not contingent on Tenant obtaining any such governmental licenses, permits and approvals. Tenant shall indemnify, defend and save harmless Landlord from all fines, civil penalties, suits, procedures, claims, damages and actions of any kind, including attorney's fees, arising out of Tenant's failure, to obtain such required governmental licenses, permits and approval or in connection with any appeal of, or other procedure in connection with, the issuance of such licenses, permits and approvals. Notwithstanding the foregoing, Tenant shall make no application to any planning board or board of adjustment for any site plan or variance approval or any other approval or relief without first obtaining the written consent of the Landlord.

                  ARTICLE 13. This provision reserved.

                  ARTICLE 14. OCCUPANCY AND USE

                  14.1 Tenant shall occupy the Tenant's Space on the Commencement Date and thereafter use the Tenant's Space for the Permitted Uses during the entire Lease Term and for no other use or purpose whatsoever, without obtaining Landlord's prior consent, which shall not be withheld unreasonably.

                  14.2 No trade name shall be used in connection with the operation of Tenant's business at the Tenant's Space without Landlord's express written consent.

                  14.3 Tenant shall not suffer or permit the Tenant's Space to be used for any unlawful or immoral purpose. Tenant will not suffer or permit any article to be brought into the Tenant's Space, or any act to be done in the Tenant's Space, which shall render the Tenant's Space uninsurable. Tenant shall, at Tenant's sole cost and expense, comply with all applicable laws, ordinances, rules and regulations (including all zoning and building restrictions and conditions associated with any present of future site plan approvals or variances affecting the Leasehold Premises) or any governmental authority having jurisdiction over the Tenant's Space, now or in the future, and the requirements of all insurance underwriters.

                  14.4.1 Tenant agrees that Tenant shall use window treatments known as Vignett Roman Shades, made by Hunter Douglas. The shades shall be outside mounted paranot inside the windowsill (with the header above the top of the window so that it will not be seen from the outside). Tenant will place no signs, awnings or curtains on any part of the exterior of said premises or on any show window, nor paint any brick work, cornice work, mill work or metal work on the front of said premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant's sign shall in no way diminish the rights of other Tenants in the Leasehold Premises to maintain or erect signs identifying their businesses. Any sign permits which are required shall be obtained and paid for by the Tenant.

                  14.4.2 Landlord shall have the right to remove, and the obligation to replace, Tenant's signs or any of them, at any time or from time to time during the terms of this Lease, as may be necessary, in order to paint or make any other repairs, alterations or improvements, including the modification of the building facade, in or upon the Leasehold Premises.

                  14.4.3 The Landlord shall have the right to insure uniformity of design and type of signage in the Leasehold Premises of which the demised premises is a part to limit the shape, size, kind of number of signs in the demised premises. In the event that the Landlord shall adopt such policy after the Tenant has affixed any sign or signs, then the Landlord shall have the right to replace, remove or alter the Tenant's signs so long as the Landlord replaces such signage with new signage which identifies Tenant's premises and which new signage is equal in size to that identifying the premises of other Tenants in the Leasehold Premises of equivalent size. In such event, the cost of such removal, replacement, alteration or modification shall be borne by Landlord.

                  14.5.1 Landlord agrees to provide to Tenant on-site parking in common with other tenants of the Leasehold Premises. Landlord anticipates that 114 spaces will be available. Tenant shall be permitted to use its proportionate share of such spaces based on the Tenant share set forth in Paragraph 1.14 of this Lease. As Tenant is occupying 40.7% of the space Tenant shall be entitled to utilize 47 parking spaces. Tenant agrees that the space set aside for the parking of automobiles adjacent to the office space within the Leasehold Premises shall not be used at any time for the loading or unloading of trucks or delivery vehicles.

                  14.5.2 Without limiting the generality of the foregoing, it is specifically agreed that Landlord may, from time to time, issue parking decals so as to identify vehicles owned or operated by the Tenants of the Leasehold Premises and their employees. In such event, Tenant shall require that such decals be affixed to all vehicles owned or operated by Tenant or Tenant's employees, in accordance with the rules and regulations from time to time promulgated by Landlord. Tenant further acknowledges that Landlord may cause employee vehicles improperly parked in accordance with the provision of this Lease and rules and regulations from time to time promulgated by Landlord which are applicable to employee parking to be towed from the Leasehold Premises and in such event, Landlord shall not be responsible for any damage to personal property occasioned thereby provided Landlord has exercised reasonable care

                  14.6 Tenant, and Tenant's agents, guests, invitees, servants, employees or licenses, shall not enter upon the roof of the Leasehold Premises, and Tenant shall not cause or allow any machinery, equipment, stock or other items to be placed upon or removed from the roof of the Leasehold Premises, without the express prior consent of Landlord in writing, which consent shall be unreasonably withheld.

                  14.7 Following advance notice to Tenant and without unreasonably disrupting Tenant's operations, Landlord and Landlord's agents, servants and assigns shall have the right, at all reasonable times, to enter upon the demised premises for any reasonable purpose, including, but not limited to, inspecting the same, making necessary repairs, moving material through the premises, or showing same to potential purchasers or tenants. Landlord shall have the further right, during the last twelve (12) months of the Lease Term, to bring prospective tenants into the demised premises for the purpose of showing the same.


                  ARTICLE 15.  LANDLORD'S REMEDIES UPON TENANT'S
                  DEFAULT

                  15.1 If Tenant is in default under this Lease, as described in
Article 6, then without limiting the legal and equitable remedies generally available to Landlord, the Landlord may, at the option of the Landlord, do any one or more of the following:

                  15.1.1 In the event of a Monetary Default, without prior notice to Tenant, Landlord may, at Landlord's option and in Landlord's sole discretion, initiate summary proceedings in court of competent jurisdiction to obtain a judicial order granting Landlord the right to possession of the Tenant's Space. Service of process in said summary proceedings shall be deemed to constitute notice by Landlord to Tenant of Landlord's election to terminate Tenant's right to possession of the Tenant's Space only without releasing Tenant from Tenant's obligations under the Lease.

                  15.1.2  In the  event of any  monetary  default  specified  in
Article 6 or elsewhere in this Lease, Landlord may, at Landlord's option and in Landlord's sole discretion, terminate Tenant's right to possession of the Tenant's Space, without releasing Tenant from Tenant's obligations under this Lease, following not less than three days written notice to Tenant, and at any time after the effective date of such notice, Landlord may resume possession of the Tenant's Space by any lawful means and remove Tenant and other occupants and their personal property and effects from the Tenant's Space by any lawful means.

                  15.1.3 In the event of any default specified in Article 6 or elsewhere in this Lease, Landlord may, at Landlord's option and in Landlord's sole discretion, at any time after Tenant has defaulted, including any time after Landlord has elected to terminate Tenant's right to possession only, elect to terminate this Lease and the tenancy and leasehold interest created by this Lease, on not less than three days written notice to Tenant.

                  15.2 If this  Lease is  terminated  pursuant  to  Subparagraph
15.1.2 above, Tenant shall remain liable for all reasonable costs, fees, expenses and damages which are incurred and sustained by Landlord by reason of Tenant's default, including but not limited to attorney's fees, costs and expenses incurred by Landlord in pursuing remedies under this Lease, or costs incurred in renting the Tenant's Space to others, from time to time, including costs of redecorating and repairing the Tenant's Space, plus (A) an amount or amounts equal to the Rent and other sums which Tenant is obligated to pay Landlord during the remainder of the Lease Term following termination of Tenant's right to possession, less the amount or amounts of rental, if any, received by Landlord during such period from others to whom the Tenant's Space may be rented by Landlord, the foregoing being payable at Landlord's option either in an accelerated lump sum payment equal to the total Rent and other amounts due for the balance of Lease Term, or payment in monthly installments, or (B) an amount equal to the net value, as of the date of termination of Tenant's right to possession, of Rent and other amounts which would have been paid, but the termination of the Lease, less the fair market value of the Lease, as determined by a real estate appraiser named by Landlord, the foregoing amount being payable to Landlord in one lump sum on demand. If Landlord relets the Tenant's Space during the balance of the Lease Term, Landlord may lease the Tenant's Space on such terms and conditions (including concessions for rent free periods and alterations of the Tenant's Space) as Landlord, in Landlord's reasonable discretion, may determine. Landlord shall not be liable for, and Tenant's obligations under this Article 15 shall not be diminished by Landlord's reasonable failure to relet the Tenant's Space or any reasonable failure by Landlord to collect any rent due upon such reletting.

                  15.3 If Landlord obtains possession of the Tenant's Space after Tenant defaults and Landlord terminates Tenant's right to possession, and Tenant abandons Tenant's goods, merchandise, equipment and other property and leaves same within the Tenant's Space, Landlord may, at Landlord's option, without further notice to Tenant, remove such goods, merchandise, equipment and other personal property from the Tenant's Space and place same in a public warehouse or elsewhere at the cost and expense of Tenant. If Tenant fails to remove such property from storage and pay all cost and expense of the moving and storage of such property within 10 days after Landlord demands same, Landlord may, at Landlord's option, sell such property on behalf of Tenant, and for Tenant's account, at a private auction or sale. If Landlord exercises the right to sell such property on behalf of Tenant, such sale shall be held not less than 5 days after Landlord serves notice on Tenant specifying the time, date, and place of such sale. The proceeds of such sale shall be applied by Landlord as follows: First, to the costs of such sale; next to the costs of moving and storage of such property; next to the amounts due Landlord under this Lease. The balance, if any, shall be paid and turned over to Tenant. Tenant hereby irrevocably appoints Landlord as Tenant's agent and attorney-in-fact for the purpose of making such sale and hereby authorizes and empowers Landlord to deliver title to such property at such sale on behalf of Tenant. Nothing in this Subparagraph 15.3 is intended to limit or restrict the right of the Landlord to pursue the remedy of distraint pursuant to N.J.S.A 2A:33-1 in accordance with procedures required by law.

                  15.4 In the event of a default under this Lease by Tenant and if Landlord files a complaint seeking a judgment of possession as provided in Subparagraph 15.1.1., or serves on Tenant notices referred to in Subparagraphs
15.1.2. or 15.1.3., Tenant shall pay Landlord immediately, upon written demand by Landlord served upon Tenant, as Additional Rent, a sum equal to (A) $1,000 in the event of a Non-Monetary Default, or (B) in the event of a monetary default, twenty-five (25%) percent of the amount due under the Lease and unpaid by Tenant at the time of the default, or $1,000 whichever is greater. Landlord and Tenant acknowledge and agree that the foregoing amount represents reimbursement to Landlord for Landlord's added administrative expenses and costs, including, but not limited to attorney's fees, in connection with any such default. In the event of a material default by Landlord in its obligations under this lease, Tenant may seek the assistance of any court of competent jurisdiction by way of Complaint or Counterclaim , and may, as part of such action seek to be relieved of the obligation to pay some or all of the Rent. If Tenant

                  ARTICLE 16. This provision reserved.


                  ARTICLE 17. SECURITY DEPOSIT

                  17.1 Tenant has on or before the date of execution of this Lease deposited with Landlord the Security Deposit as security for the prompt, full and faithful performance by Tenant of all covenants and obligations undertaken by Tenant in this Lease. The Deposit shall be paid to the Landlord in the form of (i) cash, which shall be fully insured and interest to accrue to Tenant's account, (ii) comparable secure financial instrument, satisfactory to Landlord or (iii) an irrevocable letter of credit from Merrill Lynch, will equate to a total of Twelve (12) months average rental to be paid by Tenant over the initial term of the Lease. The Landlord will agree to reduce the Security Deposit by one month, commencing with the expiration of the second lease year, (month 25 of the term) provided Tenant is not in default of the Lease and continuing with an annual reduction by one month's rent each year of the term thereafter, with it being understood that notwithstanding the annual reduction in the Tenant Security Deposit, no less than three (3) months Security Deposit shall remain with the Landlord after the seventh year of the Lease. During the term of Lease, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, within five (5) days after notice promptly restore said security to its original amount and failure to do so shall, at the option of the Landlord, be a default under the Lease. If Tenant is in default under this Lease, without limiting any other remedy available to Landlord under this Lease, Landlord may, in Landlord's discretion, use, apply, and retain all or any part of the Security Deposit for payment of Rent, or for payment of any amount due Landlord under this Lease, or for reimbursement to Landlord for any sum which Landlord has expended by reason of Tenant's default. Tenant shall not be entitled to interest, if any, earned on the Security Deposit. If Landlord applies all or any part of the Security Deposit upon default by Tenant as provided in this Article 17, Tenant shall pay to Landlord the amount necessary to replenish the Security Deposit to the amount initially held hereunder by Landlord, said payment to be due five (5) days after Landlord serves notice on Tenant demanding such payment. At the termination of the Lease or upon Tenant vacating the premises, Tenant agrees to obtain final meter readings for all utilities serving the Tenant's Space and provide copies to the Landlord along with proof of payment within thirty (30) days of the end of the term of the Lease or vacation of Tenant's Space. Landlord shall not be obligated to return any portion of the Tenant's Security Deposit until all utilities bills are paid in full.

                  17.2 Should Tenant seek to provide an irrevocable letter of credit pursuant to Paragraph 17.1 hereinabove, said irrevocable letter of credit must, by its express terms, not expire without a minimum of 45 days notice by the banking institution providing a letter of the Landlord. Said letter of credit shall be extended a minimum of 30 days prior to its expiration or Tenant shall be deemed to be in default under this Lease and shall be obligated to replenish the Security Deposit in the form of cash.

                  ARTICLE 18. LIENS

                  18.1 Tenant shall promptly remove or release, by the posting of a bond or otherwise, as permitted by law any lien attaching to the Leasehold Premises or any portion of the Leasehold Premises by reason of any act or omission by the Tenant. Tenant shall save, defend and hold harmless Landlord from and against any such lien or claim of lien. If any such lien does attach and any claims are asserted against the Leasehold Premises arising from any act or omission by the Tenant, and such lien is not released, discharged and satisfied of record within thirty days after Landlord serves notice on the Tenant demanding same, Landlord may, at Landlord's option, but shall not be obligated to, pay and discharge said lien and Tenant shall pay Landlord, as Additional Rent, upon demand made by Landlord, reimbursement of all expenses paid by Landlord in discharging such lien, including interest at the rate of 18 percent per year, or the maximum legal rate of interest, whichever is less, from the date such lien is paid by Landlord until the date Landlord is reimbursed by Tenant.

                  18.2 Landlord acknowledges that Tenant may enter into one or more financing arrangements including promissory notes and financial and security agreements for the financing of furniture or fixtures installed at the expense of Tenant in the Tenant's Space (the "Collateral") with a third party financing entity. In connection therewith, Landlord (i) consents to the installation of the Collateral; (ii) disclaims any interest in the Collateral, as fixtures or otherwise; and (iii) agrees that the Collateral shall be exempt from execution, foreclosure, sale, levy, attachment, or distress for any Rent due or to become due and that such Collateral may be removed at any time without recourse to legal proceedings.

                  ARTICLE 19. CONSTRUCTION, MAINTENANCE AND REPAIR

                  19.1.1 Landlord shall complete the work identified on the Landlords Workletters attached hereto as Exhibit C1 ("Tenant's Space Alterations
- Office and Lab) and Exhibit C2 ("Tenant's Space Alterations- Warehouse") and shall notify Tenant of the Completion Date. The Tenant's Space Alterations shall also include the installation of central air conditioning in the warehouse space, based upon 3 tons per 1,000 sq. ft. (net rentable).

                  19.1.2 Tenant shall be given a credit for any work not performed or materials not supplied by Landlord in accordance with the allowances set forth in the Landlord Workletter, which credit may be taken in the form of cash or applied to additional Landlord work, provided such work does not exceed the amount of the allowance.

                  19.1.3  The  Tenant's  Space   Alterations   shall  be  deemed
complete, despite the fact that minor or insubstantial details of construction, decoration or mechanical adjustment remain to be performed. Landlord shall perform such construction, decoration or mechanical adjustment within 30 days after Landlord receives from Tenant written notice specifying any such construction, decoration or mechanical adjustment which may be required. If Tenant fails to serve such notice on Landlord within 30 days after the Commencement Date, Tenant shall be conclusively deemed to have accepted the Tenant's Space Alterations in an "as is" condition.

                  19.2.1 All installations, materials and work, other than the Tenant's Space Alterations, which may be undertaken by or for the account of Tenant to prepare, equip, decorate and furnish the Tenant's Space for Tenant's occupancy (the "Leasehold Improvements"), which Leasehold Improvements shall include without limitation, the addition of floor drains and other customization of the warehouse (e.g., plumbing, electrical, or other Workletter items), shall be at Tenant's sole cost and expense. Any such Leasehold Improvements shall be made pursuant to a separate contract between Tenant and Landlord providing for
(i) Landlord's performance of the construction with progress payments as work is commenced or (ii) at Tenant's election, by contractors selected by Tenant, subject to Landlord's prior approval of such contracts, which approval shall not be unreasonably withheld.

                  19.2.2 Except as specifically set forth in paragraph 19.2.3 below, Tenant shall not cut or drill into any part of the Tenant's Space, or secure any fixture, apparatus or equipment of any kind to any part of the Tenant's Space, without first obtaining Landlord's written consent, which shall not be unreasonably withheld Tenant shall submit to Landlord plans and specifications covering all work which Tenant proposes in the Tenant's Space, including layout, fixtures and decor. No such work shall be performed until Landlord has approved such plans and specifications. Tenant shall not make any structural change, alteration or addition to the Tenant's Space. Moving stud partitions, minor plumbing and electrical work, and modification and rearrangement of floor fixtures shall not constitute structural changes. Failure of Landlord to act with 5 days of request for approval shall be deemed to be approval.

                  19.2.3 Tenant shall have the right to make improvements to the demised premises without Landlord's consent, provided the cost of such improvements will not exceed $20,000, such improvements are non-structural, do not involve roof penetrations and will not affect the HVAC, electrical or plumbing systems in the Leasehold Premises. If Tenant elects to make improvements to the demised premises in excess of $20,000, Tenant shall utilize the services of a contractor or contractors from a list of contractors selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld.

                  19.3 During the Lease Term, Landlord shall maintain the roof and exterior walls of the Tenant's Space, except for any work done by Tenant and glass, doors, windows, or any part thereof. If any repairs of the roof or exterior walls are required by the negligence of Tenant or Tenant's agents, employees, customers, invitees, licenses, Landlord shall make such repairs at Landlord's cost and expense, which cost and expense shall be deemed to constitute Additional Rent and shall be due upon demand by Landlord. Landlord acknowledges that it has the responsibility to maintain the common areas of the Leasehold Premises.

                  19.4 Landlord covenants and agrees to be responsible for snow removal in the parking lot and loading areas serving the Leasehold Premises. Landlord agrees to perform this service promptly upon accumulation of snow and to continue plowing until all areas are cleared.

                  19.5 Tenant shall make all necessary repairs, improvements, and decorations on, in and to the interior of the Tenant's Space in a good and workmanlike manner, in accordance with all applicable governmental requirements and the general architectural design criteria provided by Landlord.

                  19.6 Tenant will pay all initial utility deposits and fees, and all monthly service charges for water, electricity, sewage, gas, telephone, and other utility services furnished to Tenant at the Leasehold Premises and the improvements on the premises during the term of this Lease. Such services shall be separately metered and billed to Tenant by the utility.

                  19.7 Tenant shall not permit the accumulation of garbage, rubbish or other waste in and around the Tenant's Space. Tenant shall keep the inside and outside of all glass surfaces of the doors and windows of the Tenant's Space clean; promptly replace cracked or broken glass of the Tenant's Space; keep all exterior surfaces of the Tenant's Space clean, maintain the Tenant's Space in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests; keep any garbage, rubbish or refuse in rat proof containers within the interior of the Tenant's Space until removed and placed in areas designated by Landlord or trash pick-up, at times designated by the Landlord; keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the Tenant's Space; and conduct its business at the Tenant's Space in all respects in accordance with the high standards of Tenant's Space operations consistent with a quality Leasehold Premises, as determined by Landlord, to provide an appropriate quality atmosphere for the Leasehold Premises.

                  19.8 Tenant shall not use or occupy the common areas of the Leasehold Premises except as specifically allowed by the terms of this Lease or by the written consent of Landlord. Tenant shall not place or maintain any signs, displays, devices, merchandise, trash, refuse, or other articles in, and shall not disrupt or obstruct, any vestibule, entry area, footwalk, corridor, parking area, or other common area or facility. Tenant shall not use any objectionable advertising medium or attention-getting device, including without limitation loudspeakers, phonographs, public address systems, sound amplifiers, radio or television broadcasts, flashing lights or anything else which could be seen, heard or perceived outside of the Tenant's Space. Tenant shall not permit accumulation of garbage, trash, rubbish, or other refuse within or without the Tenant's Space; cause or permit odors of any kind to emanate or be dispelled from the Tenant's Space; solicit business in the parking lot or other common areas of the Leasehold Premises; distribute handbills or other advertising matter to, in or upon any automobiles parked in the parking areas of the Leasehold Premises or to persons in any common area of the Leasehold Premises; permit the parking of delivery vehicles so as to interfere with driveways, footwalks, parking areas or other common facilities of the Leasehold Premises; receive or ship articles of any kind, except through service facilities provided for such purpose by Landlord; conduct or permit to be conducted any auction, fire sale, going out of business sale, bankruptcy or other similar type sale in or connected with the Tenant's Space; place a load on any floor in the Leasehold Premises, which exceeds the designed or permitted floor load capacity.

                  19.9 Landlord may, but shall not be required to, perform any covenant required to be performed by Tenant pursuant to this Article 19 or pursuant to any other provision of this Lease, if Tenant is in default with respect to its performance of such covenant. If Landlord performs such covenant, Tenant shall pay to Landlord, as Additional Rent, upon demand by Landlord, Landlord's actual cost thereof, plus 15 percent to cover Landlord's additional administrative and overhead expenses in connection therewith.

                  19.10 At the expiration of the Lease Term, or upon earlier termination of this Lease, Tenant shall quit and surrender possession of the Tenant's Space to Landlord in as good a state and condition as the Tenant's Space was in on the Commencement Date, with the exception of reasonable use and wear, and alterations, additions and changes permitted by Landlord in accordance with this Lease.

                  19.11 All alterations, additions, erections, or improvements on or in the Tenant's Space shall be and become a part of the Tenant's Space immediately upon installation thereof and at Tenant's option shall either remain upon and be surrendered with the Tenant's Space upon the expiration of the Lease Term or earlier termination of this Lease or shall be removed by Tenant at its expense and the premises restored to its prior condition.

                  19.12 Tenant may remove furniture or fixtures installed at the expense of Tenant at the expiration of the Lease Term or earlier termination of this Lease, provided that the Tenant's Space is restored to a condition comparable to its condition on the Commencement Date prior to the installation of such fixtures or furniture and provided that Tenant is not in default under this Lease at the expiration of the Lease Term or earlier termination of this Lease. If Landlord so notifies Tenant 30 days prior to the expiration of the Lease Term, Tenant shall, at Tenant's own cost and expense, remove such alterations, furniture and fixtures as may be designated by Landlord in said notice and restore the Tenant's Space to a condition comparable to its condition on the Commencement Date. Landlord's request must be made at the time of installation and only apply to items that are unusual. If Tenant fails to remove the alterations, furniture or fixtures designated by Landlord prior to the expiration of the Lease Term or earlier termination of this Lease, Landlord may, at Landlord's option, remove such items and restore the Tenant's Space to a condition comparable to its condition on the Commencement Date, and Landlord's costs thereof shall be paid by Tenant to Landlord upon demand by Landlord as Additional Rent.

                  19.13 Landlord and Tenant recognize and agree that the existing electrical service provided to "Tenant's Space" is inadequate for Tenant's needs. Landlord and Tenant agree that the Tenant shall be responsible for providing increased electrical power to Tenant's Space. Landlord shall pay the cost of brining the required electrical service from the transformer on the south side of Minneakoning Road to the north side of Minneakoning Road. Tenant shall be responsible for all other costs of upgrading the electrical service, including but not limited to, trenching, wiring, backfilling, installation costs, inspection fees and all equipment charges.

                  ARTICLE 20. INSURANCE AND INDEMNIFICATION

                  20.1 As a material part of the consideration for this Lease, Tenant assumes all risks, waives all claims against Landlord, for any damage to any property or any injury to or death of any person in or about the Tenant's Space arising at any time and from cause whatsoever, other than causes attributable to the negligence or willful acts of Landlord.

                  20.2 Tenant shall indemnify, defend, save and hold Landlord harmless from and against (a) all claims of liability for any injury or damage to any person or property whatsoever occurring in, on or about the Tenant's Space or any part thereof, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of, or omission of performance of any duty with respect to the same, by Tenant, and Tenant's agents, servants, employees or invitees; (b) all claims by or on behalf of any person, firm or corporation arising from the conduct or management of any work or thing whatsoever done by Tenant in or about or from transactions of Tenant concerning the Tenant's Space.


                  20.3 At all times during the Lease Term, Tenant shall keep in full force at its own expense, in companies and in amounts acceptable to Landlord, and naming Landlord as an additional named insured (a) fire insurance with extended coverage equal to the replacement costs of Tenant's improvements to the Tenant's Space; (b) public liability insurance, insuring Landlord and those in privity of estate with Landlord against cost, expense and liability arising out of or based on claims, accidents, injuries and damages referred to herein, with the broadest form of coverage available, with minimum amounts for such insurance being $3,000,000 for bodily injury or death to any one person, $5,000,000 for bodily injury or death to more than one person, and $3,000,000 with respect to damage to property; and (c) Workmen's Compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the Workmen's Compensation laws of the State of New Jersey. A copy of the policy shall be provided to the Landlord.

                  20.4 Tenant shall pay to Landlord, upon demand made by Landlord, as Additional Rent, the amount by which insurance premiums for insurance carried by Landlord on the Leasehold Premises increases by reason of the nature of Tenant's activities at the Tenant's Space, the schedule issued by the appropriate insurance underwriting rating service showing components of such rate, being conclusive evidence of increase.

                  20.5 Tenant shall provide to Landlord, within 10 days after demand is made by Landlord, evidence of insurance coverage as required by this Article, the policy for such coverage to provide that same shall not be canceled or materially altered without first providing 30 days written notice thereof to Landlord.

                  20.6 Tenant accepts all personal property, fixtures, goods, wares and merchandise in the Tenant's Space as is, where is, and the risk of loss of such property shall be on Tenant. Landlord shall not be liable for any damage or losses resulting from acts of negligence of other persons, nor from bursting, overflowing or leaking of roof, water and steam pipes, plumbing, electrical systems, or any other cause whatsoever.

                  20.7 If the Tenant's Space is damaged by fire or other casualty but is not rendered untenantable, Landlord shall apply the proceeds of insurance to repair such damage. If such damage makes the Tenant's Space untenantable, Landlord shall, at the option of Landlord, (a) apply the proceeds of insurance to repair such damage and until such repairs are completed the Rent shall be abated proportionately for those portions of the Tenant's Space which are untenantable (with no extension of the Lease Term), or (b) terminate this Lease by giving 30 days written notice to Tenant.

                  20.8 Landlord, its agents and employees make no representation that the limits of liability specified to be carried by Tenant pursuant to this Article are adequate to protect Tenant. If Tenant believes that any of such insurance coverage is inadequate, Tenant will obtain, at Tenant's sole cost and expense, such additional insurance coverage as Tenant deems adequate.

                  ARTICLE 21. CONDEMNATION

                  If any portion of the Tenant's Space is taken or condemned for public use, Landlord shall rebuild and restore the remaining portion thereof so as to provide an architecturally complete unit, with a pro rata adjustment of Rent based on the actual remaining gross floor area. Either Party may terminate this Lease by giving 30 days written notice to the other party within 30 days after a condemnation judgment is entered, or a deed in lieu of condemnation is executed, if more than 25 percent of the gross floor area of the Tenant's Space is taken. Tenant shall have no right or claim to any portion of any condemnation award received by Landlord for the Tenant's Space.

                  ARTICLE 22. HOLDING OVER BY TENANT

                  In the event the Tenant shall, without the written consent of the Landlord, hold over upon the termination of this Lease, for whatever reason, the same may be terminated, in addition to such remedies as may be provided under the terms of this Lease or under applicable law. In the event the Tenant shall hold over after the expiration of this Lease, the tenancy created by such holding over shall be a month to month one, but subject to the provisions hereinabove set forth, in all others respects shall be governed by the terms of this Lease, except that, in addition to the provision, set forth above, the Base Rent shall increase for such periods that the Tenant holds over fifty percent (50%).

                  In addition, Tenant agrees to defend and hold Landlord harmless against any and all claims made by any future or subsequent tenant, due to Tenant's action of holding over.

                  ARTICLE 23. COVENANT OF QUIET ENJOYMENT


                  Landlord covenants that it has full right and power to execute this Lease, and that it will put Tenant into complete and exclusive possession of the demised premises. Landlord further covenants that Tenant, and paying the rents reserved herein and performing the covenants and agreements hereof, shall peaceably and quietly have, hold and enjoy the demised premises and all rights, easements, appurtenances and privileges thereunto belonging or in any way appertaining, during the full term of this Lease, and any extension or renewals hereof.

                  ARTICLE 24. SUBORDINATION

                  This Lease shall be subordinate to the lien of any mortgage now or hereinafter placed upon the interest of Landlord in the demised premises. If the interest of Landlord in the demised premises shall be transferred to and owned by a mortgagee by reason of foreclosure, Tenant shall be bound to such mortgagee under all of the terms, covenants and conditions of this Lease for the balance of the term then remaining, with the same force and effect as if such mortgagee was the Landlord under the Lease, and Tenant does hereby attorn to any such mortgagee as its Landlord, said attornment to be effective and self operative without the execution of any further instruments on the part of the Tenant immediately upon such mortgagee succeeding to the interest of the Landlord in the demised premises. Tenant agrees that, if requested, by the holder of any such mortgage, it will, without charge therefore, be a party to a subordination and attornment agreement as grantor or in any other requested capacity in order to confirm the provisions of this article, and Tenant further agrees that it will, upon the request of Landlord, without charge therefor, execute, acknowledge and deliver any and all instruments necessary or desirable to give effect to or notice of such subordination and attornment. Wherever the terms "mortgage" and "mortgagee" are used in this Lease, they shall be deemed to mean and include, respectively: (i) mortgages, deed of trust or security instrument and any purchaser at any public or private foreclosure sale, or anyone rightfully claiming by or through such mortgage of such purchaser. It is specifically understood that the mortgagee shall honor this Lease in its entirety, as if it were the party signing the Lease, and not disturb the Tenant or it's right hereunder.

                  ARTICLE 25. TRANSFER OF LANDLORD'S INTEREST

                  25.1 The term "Landlord" as used in this Lease, is defined as the then current owner or mortgagee in possession of the demised premises. In the event of any sale or sales by the then current Landlord hereunder of the demised premises, or in the event said demised premises are leased by the then current Landlord hereunder to any party (subject to this Lease), then, from and after the closing of such sale or Lease transaction, the Landlord whose interest is thus sold or leased shall be and is hereby completely released and forever discharged from and of all covenants, obligations and liabilities of Landlord hereunder thereafter accruing, including any obligation with respect to any security deposited by Tenant. In the event the Landlord sells the

Leasehold Premises, the new Landlord will honor this Lease in its entirety and not disturb the Tenant.

                  25.2 Tenant specifically agrees to look solely to Landlord's interest in the Leasehold Premises for the recovery of any Judgments from Landlord, it being agreed that Landlord (and its shareholders, partners, ventures, and employees, agents, servants and assigns) will never be personally liable for any such judgments, and Tenant, by signing this Lease, hereby forever gives up and expressly waives any claim against the individual representatives of Landlord. This provision will not limit any right that Tenant might otherwise have to obtain injunctive relief against the Landlord of any suit or action in connection with enforcement of collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord.

                  ARTICLE 26.  CHANGES REQUIRED BY LENDER;
                  ESTOPPEL CERTIFICATE; RECORDING PROHIBITED

                  A. In the event that any mortgagee providing either the interim or the permanent financing for the Leasehold Premises requires, as a condition of such financing, that modifications to this Lease be obtained, and provided that such modifications: (i) are reasonable, (ii) do not adversely effect Tenant's use of the demised premises as herein permitted, (iii) do not materially alter the mutually approved working plans and specifications, if any there be, and (iv) do not increase the rents and other sums required to be paid by Tenant hereunder; then and in such event, Landlord may submit to Tenant a written amendment to this Lease incorporating such required changes, and Tenant hereby covenants and agrees to execute, acknowledge (if necessary), and return such amendment to Landlord within ten (10) days of Tenant's receipt thereof from Landlord. If Tenant fails to so execute, acknowledge (if necessary), and return such amendment to Landlord within such ten (10) day period, then Landlord, without waiving any rights it may have at law or in equity by reason of Tenant's failure to so execute and return such amendment, shall have the right, at its sole option, either; (i) to execute, acknowledge (if necessary), and deliver such amendment in the name and on behalf of Tenant, and, for the purpose thereof, Tenant hereby irrevocably constitutes and appoints Landlord as, Tenant's attorney in fact to execute and deliver such amendment in the name of and on behalf of Tenant, said power of attorney being coupled with an interest and being irrevocable; or (ii) to terminate and cancel this Lease by giving written notice of such termination and cancellation to Tenant, immediately whereupon this Lease and all rights of Tenant hereunder shall be canceled and terminated, any money or other security theretofore deposited by Tenant with Landlord shall be forfeited by Tenant (as liquidated damages and not as a penalty), and both Landlord and Tenant shall thereupon be relieved from all liability or obligations hereunder thereafter accruing (but neither shall be relieved of any liability or obligation accrued to such date of termination, including, without limitation, any liability of Tenant to Landlord for Tenant's failure to execute and return the Lease amendment referred to in this Section)

                  B. Recognizing that both parties may find it necessary to establish to third parties, such as accountant, banks, mortgagees or purchasers, the then current status of performance hereunder, either party, on the written request of one to the other made from time to time, will promptly furnish a written statement on the status of any matter pertaining to this Lease.

                  C. Without limiting the generality of the foregoing, the Tenant specifically agrees, promptly upon the commencement of the term hereof, to execute a standard Commencement Letter prepared by Landlord, confirming the date of the commencement of the term and acknowledging satisfaction of the requirements with respect to construction and other matters by the Landlord, save and except for such matters as the Tenant may wish to set forth specifically in said statement. Thereafter, at any time within ten (10) days after a request is made, the Tenant shall execute, acknowledge and deliver to Landlord a Certificate, prepared by Landlord, evidencing whether or not

                  1. This Lease is in full force and effect;

                  2. This Lease has been amended in any way;

                  3. There are any existing defaults hereunder to the knowledge of Tenant and specifying the nature of said defaults, if any; and

                  4. The date to which rent, including percentage rent, if any, has been paid.

                  D. Tenant agrees that neither this Lease nor any memorandum hereof shall be recorded and any recording in violation of this covenant shall be absolutely void.

                  ARTICLE 27.  MORTGAGEE'S RIGHTS TO CURE
                  LANDLORD'S DEFAULT

                  Tenant agrees that in the event the Landlord is in default under this Lease, any mortgagee of Landlord's interest in the demised premises, and the Landlord under any ground Lease which includes the demised premises, shall be permitted to enter the demised premises during normal business hours for the purpose of correcting or remedying such default, and Tenant agrees to accept performance by such mortgagee or ground lessor in lieu of performance by the Landlord.

                  ARTICLE 28.  NOTICES

                  28.1 All notices which are sent or required to be sent under this Lease by the Parties shall be sent by registered or certified mail, return receipt requested; hand delivery; Express Mail; Federal Express; or any other similar form of delivery where proof of delivery is available, as follows:

                  If addressed to Landlord, to

                  MACEDO BUSINESS PARK, II, L.L.C.
                  25 Minneokoning Road, Suite 200
                  Flemington, NJ  08822

                  with a copy to:

                  Douglas R. Henshaw, Esq.
                  PORZIO, BROMBERG & NEWMAN, P.C.
                  100 Southgate Parkway
                  P. O. Box 1997
                  Morristown, New Jersey  07962-1997

                  If addressed to Tenant, to Tenant's Notice Address.

                  with a copy to:

                  Robert Schaul, Esquire
                  57 Dutch Lane
                  Ringoes, New Jersey 08551

                  If notice is served by Express Mail or registered or certified mail, return receipt requested, service of the notice shall be deemed to be completed when the notice is deposited with the U.S. Postal Service. In the case of any other manner of service specified in this Paragraph 28.1, service of notice shall be deemed to be completed only when the notice is actually received by the Party to whom the notice is addressed.

                  28.2 In lieu of serving notice on Tenant as provided in Paragraph 28.1 above, Landlord may, at Landlord's option, serve any such notice on Tenant by delivering such notice to Tenant or any employee of Tenant at the Tenant's Space during regular business hours.

                  28.3 Either of the Parties may change the address for service of notices under this Lease by serving notice of such change of address in the other Party in accordance with this Article 28.

                  ARTICLE 29. BROKERAGE COMMISSIONS

                  29.1 Upon Landlord's receipt of the first payment of Basic Rent hereunder on or after the Commencement Date, Landlord shall pay leasing commissions to Julien J. Studley, Inc. and Silbert Realty & Management Co., Inc., each in accordance with a separate written agreement between Landlord and such broker, the terms of which are incorporated by reference herein.

                  29.2 Except as set forth in the foregoing paragraph, the Parties acknowledge that no broker was involved in effecting this Lease and each Party agrees to indemnify and hold the other harmless from any and all claims, including attorneys' fees and costs, in defense thereof which may result from the breach of this mutual covenant on the part of the Party from whom such indemnification is sought.

                  ARTICLE 30.  RULES AND REGULATIONS

                  Tenant agrees to comply with and observe the rules and regulations appended to this Lease, as Exhibit B, if any, and any amendments or supplements thereto which Landlord may reasonably adopt. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the manner as if the same were contained herein as covenants.

                  ARTICLE 31. EXPIRATION OF OFFER

                  The delivery of a copy of this Lease Agreement from one Party to the other shall not be binding in any manner, and neither Party shall be obligated in any way, unless and until a copy of this Lease is fully executed by both Parties.

                  ARTICLE 32.  WAIVER OF RIGHT TO TRIAL BY JURY;
                  WAIVER OF DEFENSE AND COUNTERCLAIM

                  Landlord and Tenant waive any right they may have to a trial by jury (and by signing this Lease hereby forever give up and expressly waive the right to a trial by jury) in any action, proceeding or counterclaim brought by either of them against the other on all matters arising out of this Lease or the use and occupancy of the premises (including, without limitation, claims for personal injury or property damage), or any emergency statutory or any statutory remedy. If Landlord commences any summary proceeding for non payment of rent or any other breach of this Lease, including, but not limited to, any Act of Default as defined in Article 6, Tenant will not interpose (and by signing this Lease hereby forever gives up and expressly waives the right to interpose) any counterclaim in any such proceeding.

                  ARTICLE 33.  SMOKE-FREE BUILDING

                  Landlord and Tenant agree that the building of which the Tenant's space forms a part shall be, in its entirety, a smoke-free building. The Landlord agrees to post appropriate signage throughout the building and provide cigarette ash receptacles at appropriate locations outside the building to ensure that smoking does not occur within the confines of the structure. Tenant agrees to notify its employees and guests of the smoke-free policy and to enforce that policy within the confines of Tenant's Space and throughout the balance of the premises.

                  ARTICLE 34.  MISCELLANEOUS

                  34.1 ENTIRE AGREEMENT; MODIFICATION; BINDING EFFECT. This Lease shall only be amended by a writing signed by both parties in the same manner and with the same degree of formality as this Lease. This Lease constitutes the entire agreement between the parties. Neither party shall be bound by any representation, covenant or warranty, whether or not evidenced by a writing, made or allegedly made by or on behalf of a party hereto, except as expressly set forth in this Lease or in an amendment to this Lease. This Lease is binding upon and inures to the benefit of, the heirs, executors, administrators, successors and assigns or the Parties.

                  34.2 CONSTRUCTION. Feminine, neuter and masculine pronouns, the plural and singular and words "lease" and "agreement" shall be construed to be and shall be interchangeable in any place or places herein in which the context may require such interchange.

                  34.3 FORUM. The construction and enforcement of this Lease shall be made in accordance with the laws of the State of New Jersey.

                  34.4 MULTIPLE COUNTERPARTS. This Lease may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  34.5 CAPTIONS AND HEADINGS. Captions and headings in the Lease are used merely for reference and shall not amend or alter the meanings of the provisions over which they are inserted.

                  34.6 JOINT AND SEVERAL LIABILITY. If Tenant is composed of more than one signatory to this Lease, each signatory will be jointly and severally liable with each other signatory for payment and performance of all obligations specified in this Lease.

                  34.7 No CONSTRUCTION AGAINST DRAFTING PARTY. Landlord and Tenant acknowledge that each of them and their own counsel, if they have elected to consult with their own private counsel, have had an opportunity to review this Lease and that this will not be construed against the drafting party and that by signing this Lease forever give up and expressly waives any claim against the drafting party.

                  34.8 SEVERABILITY. If any provision of this Lease proves to be illegal, invalid or unenforceable, the remainder of this Lease will not be affected by such finding, and in lieu of each provision of this Lease that is illegal, invalid or unenforceable, a provision will be added as part of this Lease as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

                  IN WITNESS WHEREOF, both parties have signed and sealed this document on the day and date first set forth above.

                                 LANDLORD:  Macedo Business Park, II, L.L.C.


                                 By
                                   -----------------------------------------


                                 TENANT:  NovaDel Pharma Inc.


                                 By
                                   -----------------------------------------

                                   EXHIBIT "A"

                                   EXHIBIT "B"

                              RULES AND REGULATIONS


1.       LOADING

         All loading and unloading of goods, merchandise, supplies and fixture shall be done only at such times, in the areas, and through the entrances, designated for such purposes of Landlord.

2.       TRASH

         All garbage, refuse and recyclables shall be kept in the kind of container specified by Landlord, and shall be placed outside of the premises prepared for collection in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost. Tenant shall pay the cost of removal of any of Tenant's rubbish. Tenant shall not burn any trash or garbage of any kind in or about the Tenant's Space, or the Leasehold Premises. Tenant shall dispose of all garbage and refuse to a legal and approved dumping site or transfer station.

3.       ANTENNAS

         No radio or television antenna or other similar device shall be installed without first obtaining in each instance Landlord's consent in writing. No aerial shall be erected on the roof or exterior walls of the premises, or on the grounds, without in each instance, the written consent of Landlord, and said consent shall not be unreasonably withheld. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

4.       NOISE

         No loudspeakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard outside of the demised premises.

5.       ADJACENT AREAS

         The outside areas immediately adjoining the premises, if any, shall be kept clean and free from snow, ice, dirt and rubbish by Tenant to the satisfaction of Landlord, and Tenant shall not place or permit any obstruction or merchandise in such areas.

6.       PLUMBING

         The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant.

7.       EXTERMINATION

         Tenant shall use, at Tenant's cost, such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

8.       SALE

         No auction, bankruptcy or "Lost our Lease" or "Going Out of Business" or similar sales shall be conducted on the demised premises.

9.       SALES AREAS

         The lobbies, vestibules, sidewalks, hallways and driveways continuous to the demised premises shall not be used for outdoor displays or sales areas.

10.      ANIMALS

         No animals, except seeing eye dogs, shall be permitted in the Tenant's Space or the Leasehold Premises at any time.

11.      DAMAGE

         Tenant shall be responsible for any damage caused to the demised premises or the common areas of the Leasehold Premises, if same are caused by any of Tenant's agents, servants, employees, family members, repairmen, business invitees or customers.

12.      PARKING

         If requested, Tenant shall provide to the Landlord the license plate and vehicle information of all Tenant's employees, and direct same to park in those areas as the Landlord may from time to time reasonably designate.

13.      SIGNS

         Tenant shall not post any signs or banners outside of the demised premises.

14.      TENANT'S SPACE TEMPERATURE

         Tenant agrees to keep the heating, ventilating and air conditioning system which services the demised premises set at not less then 68 degrees during the winter months and not less than 72 degrees during the summer months.

                                   EXHIBIT "C"